*FRONT*

NUMBER          INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND   SHARES
                         EMERGING MARKETS GROWTH FUND, INC.

This Certifies That                                          is the owner of

*SEE REVERSE FOR CERTAIN ABBREVIATIONS

fully paid and nonassessable Shares of the Common Stock of Emerging Markets Growth Fund, Inc., each of the par value of One Cent, transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

             WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

             Dated:
/S/ROBERTA A. CONROY            EMERGING MARKETS            /S/ NANCY ENGLANDER
Senior Vice President           GROWTH FUND, INC.            President
                                   SEAL 1986
                                    MARYLAND

Countersigned
AMERICAN FUNDS SERVICE COMPANY
Brea, California
Transfer Agent
By:___________________________________

*BACK*

This certificate is subject to, and is transferable only upon compliance with, the provisions of the Emerging Markets Growth Fund, Inc. Prospectus currently in effect and the Articles of Incorporation, as amended, copies of which are on file in the Office of the Secretary of Emerging Markets Growth Fund, Inc.

Explanation of Abbreviations

*The following abbreviations, when used in the registration on the face of this certificate, shall have the meanings assigned below:

ADM - Administratrix                 FBO - For the benefit of           U/A - Under Agreement
      Administrator

COM PROP - Community Property        GDN - Guardian                     UGMA (State) - Gift to minors act in effect in the state
indicated

CUST - Custodian                     JT TEN - Joint tenants with right of survivorship   UTMA (State) - Transfers to minors act in
effect in the state indicated

DTD - Dated                          LIFE TEN - Life tenant             U/W - Last will and testament
                                                                              Under last will and testament of
                                                                              Of will of
                                                                              Under the will of
                                                                              Of the will of

EST - Estate                         TR - Trust
      Of Estate of

ET AL - (and) Others                 TEN COM - Tenants in common

EXEC - Executor                      TEN ENT - Tenants by entireties
       Executrix

                                     TTEE - Trustee


Note: Abbreviations refer where appropriate to the singular or plural, male or female. Other abbreviations may also be used, including U.S. Post Office Department two-letter state abbreviations.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUEST IN WRITING A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR SPECIAL RIGHTS OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND OF EACH OTHER CLASS OF COMMON STOCK AUTHORIZED TO BE ISSUED BY THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION.

REQUIREMENTS: THE SIGNATURE(S) ON THIS ASSIGNMENT MUST CORRESPOND EXACTLY WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR.

EXCEPT AS DESCRIBED BELOW, IN ORDER TO REDEEM SHARES, YOUR SIGNATURE(S) MUST BE GUARANTEED BY A BANK OR SAVINGS AND LOAN ASSOCIATION THAT IS FEDERALLY INSURED OR BY A MEMBER FIRM OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.
THE FUND RESERVES THE RIGHT, IN EXTRAORDINARY CASES, TO SPECIFY THAT SIGNATURES BE GUARANTEED BY A NATIONAL BANK OR BY A MEMBER FIRM IN GOOD STANDING OF A U.S. STOCK EXCHANGE. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR.

A signature guarantee is not currently required for any redemption of $50,000 or less provided the redemption check is made payable to the registered shareholder(s) and is mailed to the address of record. However, the fund reserves the right to require signature guarantee(s) on all redemptions.
For value received, the undersigned hereby sell, assign, and transfer ______________ shares of common stock represented by this certificate to:
--------------------------------------------------------------
--------------------------------------------------------------
(Please print or typewrite name and address of assignee) and do hereby irrevocably constitute and appoint ______________________ attorney to transfer the said stock on the books of the corporation with full power of substitution.

Dated:_______________
       Owner
      _______________
       Signature of Co-Owner, if any

IMPORTANT:  BEFORE SIGNING, PLEASE READ AND COMPLY WITH REQUIREMENTS PRINTED
ABOVE.

Signature(s) guaranteed by: